EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This Reconstituted Servicing Agreement (this “Agreement”) dated as of June 1, 2006, is by and among RESIDENTIAL FUNDING CORPORATION (“RFC” or the “Servicer”), GREENWICH CAPITAL ACCEPTANCE, INC. (“GCA” or the “Depositor”), LUMINENT MORTGAGE CAPITAL, INC. (“Luminent”, the “Seller” or the “Sponsor”) and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the “Serviced Loans”) to the Depositor pursuant to a mortgage loan purchase agreement dated as of June 1, 2006, (the “Mortgage Loan Purchase Agreement”), between the Seller and the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee pursuant to a pooling and servicing agreement dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), among the Sponsor, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

WHEREAS, the Serviced Loans were acquired from RFC by UBS Real Estate Securities Inc., (“UBS”) pursuant to (i) a Standard Terms and Provisions of Sale and Servicing Agreement, dated as of May 30, 2006 (the “Servicing Agreement”), between RFC and UBS, a copy of which is annexed hereto as Exhibit Three and (ii) a Reference Agreement, dated as of May 30, 2006, and assigned to the Seller pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of June 23, 2006;

WHEREAS, the Serviced Loans are currently being serviced by RFC for the Seller pursuant to the Servicing Agreement and the Seller desires that RFC continue to service the Serviced Loans and RFC has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of RFC hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller and RFC agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee, to be accomplished by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, constitutes a Securitization Transaction and (b) this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of RFC upon the occurrence and continuance of an Event of Default under this Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Servicing

RFC agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Company (as such term is defined in the Servicing Agreement) under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 4.01 of the Servicing Agreement (as modified by this Agreement) the remittance on July 18, 2006 to be made to the Trust Fund is to include all principal collections due after June 1, 2006 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding July 18, 2006, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the definition of “Remittance Amount” set forth in Section 1.01 of the Servicing Agreement.

Servicing Fee

Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.425% per annum (the “Servicing Fee Rate”).  The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

Recognition of the Master Servicer and the Trust Fund

1.

From and after the date hereof, RFC, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce RFC’s obligation to service the Serviced Loans in accordance with the provisions of this Agreement.  RFC shall recognize the Luminent Mortgage Trust 2006-5 Trust Fund (the “Trust Fund”) as the owner of the Serviced Loans, and RFC will service the Serviced Loans for the Trust Fund as if the Trust Fund and RFC had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement.  Pursuant to the Pooling and Servicing Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling and Servicing Agreement) as the Owner under the Servicing Agreement to enforce the obligations of RFC, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.01 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by RFC in the Servicing Agreement, and shall be entitled to enforce all of the obligations of RFC thereunder insofar as they relate to the Serviced Loans.  RFC shall look solely to the Trust Fund for performance of any obligations of the Owner under the Servicing Agreement and the Trust Fund hereby assumes such obligations.  All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund.  RFC shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or RFC’s performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

2.

The Master Servicer shall be entitled to terminate the rights and obligations of RFC under this Agreement, as provided in Section 6.01 (Events of Default of the Company) of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except RFC, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling and Servicing Agreement.  Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as “Owner” under the Servicing Agreement, to reimburse RFC for any costs or expenses shall be satisfied by RFC’s reimbursement of such costs or expenses from the Custodial Account.

3.

A copy of all assessments, attestations, reports and certifications required to be delivered by RFC under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

Warranties

Luminent and RFC mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

Representations

RFC hereby represents and warrants, for the benefit of GCA, the Trustee and the Trust Fund, that (i) the representations and warranties set forth on Exhibit Six to this Agreement and in Section 8.02 of the Servicing Agreement are true and correct as of June 29, 2006 (the “Reconstitution Date”), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 2.04 of the Servicing Agreement are true and correct as of the related Closing Date (as defined in the Servicing Agreement) as if such representations and warranties were made on such date.

RFC hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by RFC set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Owner in such Mortgage Loan shall be as set forth in Subsection 2.04 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Owner under the Servicing Agreement.

Each of the Serviced Loans has been conveyed to the Trustee pursuant to the Pooling and Servicing Agreement and Luminent is not the originator of any of the Serviced Loans.

Assignment

RFC hereby acknowledges that the rights of the Seller as “Owner” under the Servicing Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement, and agree that the Mortgage Loan Servicing Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as “Owner” under the Servicing Agreement to GCA and the Trustee, on behalf of the Trust Fund, as applicable.  In addition, the Trust Fund has made, or intends to make, a REMIC election.  RFC hereby consents to such assignment and assumption and acknowledges that this agreement constitutes an assignment and assumption agreement for purposes of Section 2.03 of the Servicing Agreement.  In addition, RFC hereby acknowledges the Trust Fund’s REMIC election.

Full Release

The parties hereto acknowledge and agree that in connection with the foregoing, the Sponsor and the Seller are hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.  The Seller and Luminent will have the continuing right, upon reasonable notice, to access the Servicer’s files with respect to the Mortgage Loans, including related books and records.  In addition, the Seller and Luminent will have the continuing right to receive the Servicer’s reports (including the mortgage loan tape) with respect to the Mortgage Loans.

Notices and Remittances

1.

All notices, consents, certificates, reports and certifications (collectively, “Written Information”) required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, Luminent 2006-5

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

2.

All amounts required to be remitted or distributed by the Servicer to the “Owner” under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121-000-248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:  Luminent 2006-5, Account #50929500

3.

All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention:  Trustee Luminent Mortgage Trust 2006-5

4.

All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (Luminent 2006-5)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

5.

All Written Information required to be delivered to the Sponsor under the Servicing Agreement and under this Agreement shall be delivered to the Sponsor at the following address:

Luminent Mortgage Capital, Inc.

One Commerce Square

2005 Market Street, Suite 2100

Philadelphia, PA 19103

Attention: Legal Department (Luminent 2006-5)

Facsimile:   (215) 564-5990

6.

All demands, notices and communications required to be delivered to RFC under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

Residential Funding Corporation

8400 Normandale Lake Boulevard, Suite 250

Minneapolis, MN 55437

Attention:  Legal Department

with a copy to:

Residential Funding Corporation
2255 N. Ontario Street, Suite 400
Burbank, CA 91504
Attention:  Servicing Manager (Luminent 2006-5)

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Amendment

The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Sponsor.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

RFC and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that June 29, 2006 is the Reconstitution Date.

Limited Role of the Trustee

The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein.  No implied duties on the part of the Trustee shall be read into this Agreement.  Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling and Servicing Agreement.  The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

Executed as of the day and year first above written.

RESIDENTIAL FUNDING CORPORATION. as Servicer

By:  /s/ Heather Anderson

Name: Heather Anderson

Title: Associate

LUMINENT MORTGAGE CAPITAL, INC., as Sponsor and Seller

By:  /s/ Christopher J. Zyda

Name: Christopher J. Zyda

Title: Chief Financial Officer

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor

By:  /s/ Vinu Phillips

Name:Vinu Phillips

Title: Senior Vice President

WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

By:  /s/  Stacey Taylor

Name: Stacey Taylor

Title:   Assistant Vice President

Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION

not in its individual capacity, but solely as Trustee

for Luminent Mortgage Trust 2006-5 Trust Fund

under the Pooling and Servicing Agreement

By:  /s/  Elena Zheng

Name: Elena Zheng

Title: Assistant Vice President

EXHIBIT ONE

Modifications to the Servicing Agreement

1.

The definition of “Business Day” in Section 1.01 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

2.

A new definition of “Eligible Account” is hereby added to Section 1.01 immediately following the definition of “Due Period” to read as follows:

Eligible Account:  Any of

an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator and the Trustee and to each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Securities Administrator and the Trustee.  Eligible Accounts may bear interest.

3.

A new definition of “Escrow Account” is hereby added to Section 1.01 immediately following the new definition of “Eligible Account” to read as follows:

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 3.05.

4.

A new definition of “Forty-Year Mortgage Loan” is hereby added to Section 1.01 immediately following the definition of “FIRREA” to read as follows:

Forty-Year Mortgage Loan:  Any Mortgage Loan having an original term to maturity of not more than 40 years.

5.

The definition of “Mortgage Interest Rate” in Section 1.01 is hereby amended by adding the phrase “in each case, net of any Relief Act Reduction” to the end of such definition.

6.

The definition of “Opinion of Counsel” in Section 1.01 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of RFC, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of RFC, (ii) does not have any material direct or indirect financial interest in RFC or in any affiliate of any such entity and (iii) is not connected with RFC as an officer, employee, director or person performing similar functions.

7.

A new definition of “Rating Agency” is hereby added to Section 1.01 immediately following the definition of “Qualified Insurer” to read as follows:

Rating Agency:  Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Securitization Transaction.

8.

A new definition of “REMIC Provisions” is hereby added to Section 1.01 immediately following the definition of “Remittance Amount” to read as follows:

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

9.

Section 1.02 (Calculations Respecting Accrued Interest) is hereby amended as follows:

(i)

by deleting clause (b) in its entirety; and

(ii)

by replacing the words “Soldiers’ and Sailors’ Civil Relief Act of 1940” with the words “Servicemembers Civil Relief Act, as amended” in clause (d).

10.

Section 2.04(v) (Representations and Warranties of the Company) is hereby amended by replacing the words “30 years” with the words “40 years.”

11.

A new Section 2.10 (Credit Reporting) is added to Article II to read as follows:

Section 2.10.  Credit Reporting. The Seller will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

12.

Section 3.01 (Company to Act as Servicer) is hereby amended by adding the following proviso after the second sentence of the first paragraph to read as follows:

provided, however, that the Seller shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Seller reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

13.

Section 3.03 (Collection of Certain Mortgage Loan Payments and Liquidation Mortgage Loans) is hereby amended by adding a final paragraph to that section to read as follows:

Notwithstanding anything in this Servicing Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the sole holder of the most subordinate class of certificates is no longer entitled to the rights described in Exhibit J, the Servicer shall follow the procedures set forth in Exhibit J in connection with any Mortgage Loan that has become 60 or more days delinquent in payment.

14.

Section 3.05 (Escrow Accounts) is hereby amended as follows:

(i)

by adding the following two sentences to the end of such section:

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Residential Funding Corporation, in trust for the Trustee of the Luminent Mortgage Trust 2006-5 Trust Fund” and referred to herein as the “Escrow Account.”  The Escrow Account shall be an Eligible Account.

(ii)

by adding the following sentence at the end of such section:

The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.05, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 3.10 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer’s reasonable judgment, nonrecoverable

15.

Section 3.06 (Establishment of and Deposits to Custodial Accounts) is hereby amended as follows:

(i)

by replacing the first two sentences thereof with the following two sentences:

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Residential Funding Corporation, in trust for the Trustee of the Luminent Mortgage Trust 2006-5 Trust Fund” and referred to herein as the “Custodial Account.”  The Custodial Account shall be an Eligible Account.

(iii)

by adding a new paragraph at the end of the section to read as follows:

“Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account.  All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date).  Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer.  The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.”

16.

The definition of “Permitted Investments” in Section 3.08 is hereby amended in its entirety to read as follows:

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee or the Master Servicer serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

17.

Section 3.15 (REO Property) is hereby amended by deleting the phrase “; and Third, to pay a management fee to the Company in an amount equal to the greater of (a) $200 per month for each month which has expired since the Acquisition Date, and (b) $1,000” in the second sentence of the second paragraph.

18.

Section 4.02 (Statements to the Owner) is hereby amended in its entirety to read as follows:

Statements to the Master Servicer.  Not later than the fifteenth calendar day of each month (or, if such 15th day is not a Business Day, the immediately preceding Business Day) the Servicer shall furnish to the Master Servicer in electronic format a statement  providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit I.

19.

Section 5.01 (Liability of the Company and Others) is hereby amended:

by replacing each of the references to “Owner” in the subsection (c) with “Luminent, the Trust Fund, the Master Servicer, the Trustee and the Depositor.”

20.

Section 5.03 (Company Resignation; Assignment of Agreement) is hereby amended by (i) replacing each reference to “the Owner” in the first two sentences thereof with “the Depositor, the Trustee, the Master Servicer and each Rating Agency” and (ii) replacing each other reference to “the Owner” in such section with “the Master Servicer.”

21.

Section 6.01 (Events of Default of the Company) is hereby amended as follows:

(i)

by replacing each reference to “the Owner” with “the Master Servicer;” and

(ii)

by amending subclause (ii) to add the phrase “(other than in Section 3.14 and Article VIII)” after the words “contained in this Agreement.”

22.

Subsection 6.02 (Waiver of Defaults) is hereby amended by replacing the reference to “Owner” with “Master Servicer.”

23.

Section 7.01 (Termination) is hereby amended in its entirety to read as follows:

Section 7.01.  Termination

The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 6.01 or (iii) in accordance with Section 5.03.

24.

Section 8.05 (Indemnification; Remedies) is hereby amended as follows:

(i)

by replacing each of the references to “this Article VIII” with “Section 3.14 or this Article VIII.”

25.

Section 9.01 (Successor to the Company) is hereby amended as follows:

(i)

by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any Successor Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with the appointment of a Successor Servicer, the Owner may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(ii)

by adding the following paragraph to the end of such section:

Except as otherwise provided in this Section 9.01, all reasonable costs and expenses incurred in connection with any transfer of servicing  hereunder (as a result of the termination or resignation of the Seller as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

26.

Section 9.02 (Entire Agreement; Amendment) is hereby amended to read as follows:

SECTION 9.02.  Entire Agreement; Amendment.  This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee.  The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans.  This Agreement shall constitute the entire agreement among the parties.

27.

A new Section 9.09 (Intended Third Party Beneficiary) is hereby added to the Servicing Agreement to read as follows:

SECTION 9.09.  Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

28.

A new Exhibit I is hereby added to this Agreement in the form of  Exhibit Four hereto.

29.

A new Exhibit J is hereby added to this Agreement in the form of  Exhibit Five hereto.

EXHIBIT TWO

List of Serviced Loans

[To be retained in a separate closing binder entitled “Luminent 2006-5 Mortgage Loan Schedule” at the Washington DC offices of McKee Nelson LLP]

EXHIBIT THREE

Servicing Agreement

On File with McKee Nelson

EXHIBIT FOUR

Exhibit I

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit   : Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

Charge Off

•

DIL-

Deed-in-Lieu

•

FFA-

Formal Forbearance Agreement

•

MOD-

Loan Modification

•

PRE-

Pre-Sale

•

SS-

Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit   : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(i)

(ii)  The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(iii)  Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a)

HUD Part A

HUD Part B

________________

(18b)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT FIVE

SPECIAL FORECLOSURE RIGHTS SECTION

EXHIBIT J

1.

The Servicer shall not commence foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan that has become 60 days or more delinquent unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies both the Master Servicer and the sole holder of the most subordinate class of certificates (the “Subordinate Holder”) of its intention to do so, and (ii) the Subordinate Holder does not, within such five Business Day period, affirmatively object to such action.

2.

In the event that the Servicer determines not to proceed with foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with the Agreement, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide both the Master Servicer and the Subordinate Holder with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Subordinate Holder does not, within such five Business Day period, affirmatively object to such action.

(a)

If the Subordinate Holder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to section 1 or 2 above, then the Subordinate Holder shall instruct the Master Servicer in writing (with a copy to the Servicer) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case no later than 30 days from the date of such Subordinate Holder objection.  The Servicer shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Subordinate Holder.  All costs relating to the computation of the Fair Value Prices shall be for the account of the Subordinate Holder and shall be paid by the Subordinate Holder at the time that such Mortgage Loan is purchased by the Subordinate Holder.

(i)

If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the “Unpaid Principal Balance”) and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(ii)

If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period clause (2)(a) above, then:

(A)

If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the “Master Servicer’s Fair Value Price”) and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(B)

If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(C)

If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(D)

If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices.  Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Subordinate Holder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Subordinate Holder the positive difference between the purchase price actually paid by the Subordinate Holder, and the recalculated purchase price.

EXHIBIT FIVE

ADDITIONAL REPRESENTATIONS AND WARRANTIES

(a)

Attached hereto as Exhibit Three is a  true and accurate copy of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

RFC is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and RFC has all requisite power and authority to service the Mortgage Loans and RFC has all requisite power and authority to perform its obligations under the Servicing Agreement and the Reference Agreement;

(c)

RFC has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of RFC’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its charter or by-laws or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which RFC or its respective property is subject. The execution, delivery and performance by RFC of this Agreement and the consummation by each of them of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of RFC. This Agreement has been duly executed and delivered by RFC, and, upon the due authorization, execution and delivery by the other parties to this Agreement, will constitute the valid and legally binding obligation of RFC, enforceable against RFC in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by RFC in connection with the execution, delivery or performance by RFC of this Agreement, or the consummation by it of the transactions contemplated hereby; and

(e)

Neither this Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by RFC pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.